UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 2, 2026

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii 96813 - Hawaiian Electric Industries, Inc. (HEI)

1099 Alakea Street, Suite 2200, Honolulu, Hawaii 96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI

(808) 543-7771 - Hawaiian Electric

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01 Other Events.

As previously disclosed, on September 19, 2024, Hawaiian Electric Industries, Inc. (the “Company”) entered into an equity distribution agreement pursuant to which it may offer and sell, from time to time at its sole discretion, its common stock, without par value (the “Common Stock”), having an aggregate offering price of up to $250,000,000 through sales agents (the “ATM Offering”). Such Common Stock is offered pursuant to the prospectus supplement filed with the Securities and Exchange Commission on September 19, 2024 (the “Prospectus Supplement”), under its existing automatic shelf registration statement, filed with the Securities and Exchange Commission on September 19, 2024 (File No. 333-282206) (the “Registration Statement”).

The Company is filing as Exhibit 99.1 to this Current Report on Form 8-K certain updated descriptions of "Certain Material U.S. Federal Income Tax Considerations" with respect to the ATM Offering, which are incorporated by reference herein and into the Prospectus Supplement, and which replaces and supersedes in its entirety the descriptions of equivalent subheading in the section under “Certain Material U.S. Federal Income Tax Considerations” in the Prospectus Supplement.

This Current Report on Form 8-K constitutes an offer to sell or a solicitation of an offer to buy any of the abovementioned securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

HEI Exhibit 99.1	Certain Material U.S. Federal Income Tax Considerations.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Scott T. DeGhetto	/s/ Paul K. Ito
Scott T. DeGhetto	Paul K. Ito
Executive Vice President,	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: March 2, 2026	Date: March 2, 2026